SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 10, 2003
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                      (Date of earliest event reported)


                           Abington Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


       Massachusetts                    0-16018                 04-3334127
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


97 Libbey Parkway, Weymouth, Massachusetts                         02189
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(Address of principal executive offices)                         (Zip Code)


                               (781) 682-6400
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            (Registrant's telephone number, including area code)


                               Not applicable
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            (Former name, former address and former fiscal year,
                        if changed since last report)


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Item 5.     Other Events.
            -------------

      On April 9, 2003, Abington Bancorp, Inc. (the "Company") issued a press release, which announced it will restate 2001 financial results due to accounting issues and the addition of James Hunt as Chief Financial Officer. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      A press release making this announcement is attached as Exhibit 99.1.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated April 9, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABINGTON BANCORP, INC.


Date: April 10, 2003                   By: /s/ James P. McDonough
                                           -------------------------------
                                           Name:   James P. McDonough
                                           Title:  President and
                                                   Chief Executive Officer


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